EXHIBIT 10.19
                                                                   -------------










                                LICENSE AGREEMENT

                                     BETWEEN

                               BEBE STORES, INC.,

                            A CALIFORNIA CORPORATION

                                       AND

                             SIGNATURE EYEWEAR, INC.

                            A CALIFORNIA CORPORATION





























Portions marked with [***] have been omitted pursuant to a Request for Confidential Treatment and were filed separately with the Commission.

                                TABLE OF CONTENTS
                                -----------------

1.       LICENSE                                                             1
1.1.     GRANT AND TERRITORY                                                 1
1.2.     SUBLICENSES                                                         2
1.3.     USE OF LICENSED RIGHTS                                              2
1.4.     ACTIVITIES OUTSIDE THE TERRITORY                                    2
1.5.     RELATIONSHIP OF PARTIES                                             3


2.       TERM                                                                3
2.1.     INITIAL TERM                                                        3
2.2.     RENEWAL TERMS                                                       3
2.3.     NONEXCLUSIVE LICENSE                                                3


3.       MANUFACTURING                                                       4
3.1.     ACKNOWLEDGMENT OF STANDARDS AND GOODWILL                            4
3.2.     MANUFACTURING STANDARDS                                             4
3.3.     LICENSEE PRODUCT DEVELOPMENT CALENDAR                               4
3.4.     LICENSEE PRODUCT DEVELOPMENT TEAM                                   4
3.5.     PREPRODUCTION SAMPLES                                               4
3.6.     PRODUCTION SAMPLES                                                  5


4.       DUTIES OF LICENSEE                                                  5
4.1.     BEST EFFORTS                                                        5
4.2.     CUSTOMERS OF LICENSEE                                               6
4.3.     HANDLING OF ORDERS                                                  6
4.4.     STANDARD OF PERFORMANCE IN ACTIVITIES                               6
4.5.     PRODUCT WARRANTY AND SERVICE                                        6
4.6.     RETURNS FOR EXCHANGE OF LICENSED PRODUCT                            6
4.7.     CLOSE-OUTS                                                          6
4.8.     RE-BRANDING                                                         7
4.9.     SIGNS, PACKAGING, ETC                                               7
4.10.    INVENTORY                                                           7
4.11.    FACILITIES AND PERSONNEL                                            7
4.12.    INSPECTIONS                                                         7
4.13.    INSURANCE                                                           7
4.14.    COMPLIANCE WITH LAW                                                 8
4.15.    CONSULTATION                                                        8
4.16.    OTHER REQUIREMENTS                                                  8


5.       ROYALTIES AND LICENSE FEES
5.1.     ROYALTIES AND OTHER FEES                                            8
5.2.     MINIMUM PAYMENT AND QUARTERLY PAYMENTS                              8
5.3.     PAYMENTS                                                            9
5.4.     MONTHLY SALES REPORT                                                9
5.5.     LICENSE FEE                                                         9

6.       COVENANTS REGARDING ORGANIZATION AND OPERATION OF LICENSEE         10
6.1.     CUSTOMER RELATIONS                                                 10
6.2.     NOTICE OF PROCEEDINGS                                              10
6.3.     RECORDS                                                            10
6.4.     AUDITS                                                             10
6.5      EXCLUSIVITY OF BEBE STYLES                                         10


7.       OWNERSHIP OF THE LICENSED RIGHTS                                   11
7.1.     OWNERSHIP                                                          11
7.2.     CONSISTENCY OF BEBE LINES                                          11
7.3.     PROPERTY                                                           11
7.4.     NO USE OF NAME                                                     11
7.5.     REGISTRATION                                                       11
7.6.     NO CHALLENGE                                                       12
7.7.     INFRINGEMENT SUITS                                                 12
7.8.     QUITCLAIM OF RIGHTS                                                12
7.9.     COPYRIGHTS                                                         12
7.10.    CONFIDENTIAL INFORMATION                                           13
7.11.    DISCLAIMER OF VALIDITY                                             13
7.12.    SURVIVAL                                                           14
7.13.    YEAR 2000 COMPLIANCE                                               14


8.       USE AND DISPLAY OF THE MARKS                                       14
8.1.     USE OF THE MARKS                                                   14
8.2.     NOTICE OF OWNERSHIP OF MARKS AND COPYRIGHTS                        14
8.3.     LEGAL NOTICES                                                      14
8.4.     LABELS                                                             15
8.5.     USE OF OTHER TRADEMARKS, SERVICE MARKS AND NAMES                   15


9.       ADVERTISING                                                        15
9.1.     BEBE ADVERTISING                                                   15
9.2.     CONTRACT YEAR PLAN                                                 15
9.3.     LICENSEE PARTICIPATION IN TRADE SHOWS                              15
9.4.     PRIOR APPROVAL                                                     16
9.5.     WEBSITE                                                            16
9.6.     MINIMUM ADVERTISING EXPENDITURES                                   16


10.      TERMINATION                                                        16
10.1.    BEBE TERMINATION FOR CAUSE                                         16
10.2.    GROUNDS FOR TERMINATION FOR CAUSE                                  17
10.3.    LICENSEE TERMINATION FOR CAUSE                                     17
10.4.    FAILURE TO SHIP MINIMUMS                                           18
10.5.    BANKRUPTCY, INSOLVENCY OR DISSOLUTION                              18

10.6.    SUBSTANTIAL CHANGE IN OWNERSHIP, MANAGEMENT OR CONTROL
         OF LICENSEE OR COMMISSION OF CRIME                                 18
10.7.    MUTUAL RIGHT TO TERMINATION                                        18
10.8.    LIABILITY AFTER TERMINATION                                        19
10.9.    EFFECTS OF TERMINATION                                             19


11.      INDEMNIFICATION AND LIMITATION ON LIABILITY                        20
11.1.    INDEMNIFICATION BY LICENSEE                                        20
11.2.    LIMITATION OF BEBE'S LIABILITY                                     21
11.3.    INDEMNIFICATION BY BEBE                                            21


12.      GENERAL                                                            21
12.1.    EQUITABLE RELIEF                                                   21
12.2.    ASSIGNMENTS, SUCCESSORS AND ASSIGNS                                21
12.3.    NOTICES                                                            22
12.4.    NUMBER AND GENDER. HEADINGS                                        22
12.5.    SEVERABILITY                                                       23
12.6.    AMENDMENT AND MODIFICATION                                         23
12.7.    GOVERNING LAW AND CHOICE OF FORUM                                  23
12.8     TAXES                                                              23
12.9.    ENTIRE AGREEMENT                                                   23
12.10.   GOVERNMENT APPROVALS AND REMITTANCES                               23
12.11.   AFFILIATES OF LICENSEE                                             23
12.12.   AUTHORITY TO MAKE AGREEMENT                                        23
12.13.   NO WAIVER                                                          24
12.14.   REMEDIES NOT EXCLUSIVE                                             24
12.15.   DEFINITIONS                                                        25

                                LICENSE AGREEMENT
                                -----------------

          This LICENSE AGREEMENT ("Agreement") is made and entered into effective as of September 23, 1999 between bebe stores, inc., a California corporation having its principal business office at 380 Valley Drive, Brisbane, California 94005 ("bebe"), and Signature Eyewear, Inc., a California corporation, having its principal place of business at 498 North Oak Street, Inglewood, California 90302 ("LICENSEE").


                                    RECITALS
                                    --------

     1. A glossary of terms used with initial capital letters and other terms defined for purposes of this Agreement is set forth in Exhibit "A" at the end of this Agreement.

     2.   bebe is the owner and exclusive licensor of the Marks and Property.

     3. LICENSEE desires to secure the right and license to use the Marks and Property in connection with the design, manufacture, advertisement, promotion, distribution and sale of Licensed Products.

     4. bebe is willing to grant LICENSEE a license on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Agreement, the parties agree as follows:


                                    AGREEMENT
                                    ---------

1.   License.

     1.1. Grant and Territory. For the Term and subject to the other terms and conditions of this Agreement, bebe hereby grants to LICENSEE a limited, exclusive, right and license to use the Licensed Rights solely on or in connection with (i) the design of Licensed Products, (ii) the manufacture of Licensed Products, directly or through other Persons anywhere in the world for distribution in the Territory, (iii) the distribution of Licensed Products only in the Territory and (iv) the marketing, advertisement and promotion of Licensed Products in the Territory. The Licensed Rights may not be used in connection with the design, manufacture, advertisement, promotion, distribution or sale of any other product or service. Nothing herein shall entitle LICENSEE to design, advertise, promote or distribute Licensed Products outside the Territory.

          1.1.1. bebe agrees not: (i) to Transfer to any other Person the right to Exploit the Licensed Rights in connection with Eyewear in the Territory; and
(ii) to Exploit the Licensed Rights in connection with Eyewear in the Territory; provided, however that bebe may market and sell through bebe channels in the Territory Licensed Products purchased from LICENSEE in accordance with this Agreement.

          1.1.2. Right of First Refusal. bebe agrees that it will not Transfer to any Person the right to Exploit the Marks in any jurisdiction outside the Territory without first offering to LICENSEE the right to Exploit the Marks in such jurisdiction. Such offer shall be in writing (the "Offer Notice ") and shall set forth the principal economic terms upon which bebe is willing to grant such rights. LICENSEE shall have 30 days from receipt of the Offer Notice to accept or reject the offer; the failure of LICENSEE to accept the offer by written notice of acceptance within such 30-day period shall be deemed a rejection of such offer. If LICENSEE accepts such offer, the parties shall promptly negotiate and complete the license agreement for such rights (which may be an amendment to this Agreement, it being understood that the non-economic terms of such license agreement shall be consistent with the non-economic terms of this Agreement). If LICENSEE does not accept such offer, bebe shall have the right for one (1) year after delivery of the Offer Notice to enter into a license agreement with another Person pursuant to which bebe grants to such other Person the right to Exploit the Marks in such other jurisdiction on the same economic terms as those offered to LICENSEE. Any such license agreement shall expressly provide that such licensee may not, directly or indirectly through others, advertise, market, sell, promote or distribute Eyewear containing the Marks in the Territory. bebe agrees to terminate such license if there is any material violation of such covenant. Promptly following the grant of any such license, bebe shall notify LICENSEE of the grant of the license, the name of the licensee and the territory covered by the license. If bebe does not enter a licensee agreement within such one-year period, any further grant of rights by bebe shall be again subject to LICENSEE's right of first refusal under this Agreement.

     1.2. Sublicenses. This Agreement does not confer upon LICENSEE a right to sublicense the Licensed Rights, except the right to have other Persons manufacture Licensed Products. The right to sublicense may be granted at bebe's sole discretion and only in writing from bebe to LICENSEE.

     1.3. Use of Licensed Rights. bebe represents that it has filed an application to register the Marks under the category "eyewear" in the United States. bebe agrees to use commercially reasonable efforts to cause the Marks to be registered in the United States as promptly as practicable. bebe further represents that to its knowledge (i) the Exploitation of the Marks in the United States in connection with Eyewear will not infringe upon or otherwise violate the intellectual property rights of any Person; and (ii) it has not Transferred to any Person any right to Exploit the Marks in connection with Eyewear anywhere in the world, except to those Persons who have been granted licenses by bebe to use the Marks in connection with the operation of retail stores in certain foreign countries (the "International Licensees"). bebe represents that all International Licensee's right to Exploit the Marks in connection with Eyewear is limited to selling Licensed Products manufactured by LICENSEE pursuant to an agreement between LICENSEE and such International Licensee.

     1.4. Activities Outside the Territory. LICENSEE shall not, directly or indirectly, solicit sales of the Licensed Products outside the Territory or establish a place of business for the sale of the Licensed Products outside the Territory without the prior written consent of bebe. LICENSEE shall not sell or cause to be sold, directly or indirectly, any Licensed

Products to any Person that LICENSEE knows, or has reason to know, is likely to resell or distribute such Licensed Products outside the Territory.

     1.5. Relationship of Parties. The relationship between bebe and LICENSEE is that of licensor and licensee of intellectual property rights. In its capacity as licensee, LICENSEE shall be acting only as an independent contractor, and not as a partner, co-venturer, agent, employee or representative of bebe. Accordingly, LICENSEE shall have no authority, either express or implied, to make any commitment or representation on behalf of bebe or incur any debt or obligation on behalf of bebe. The parties acknowledge that this Agreement does not constitute a franchise under United States federal or state law and does not create a fiduciary relationship between the parties.

2.   Term.

     2.1. Initial Term. The term of this Agreement shall commence on the date of this Agreement and shall continue until March 31, 2003 unless sooner terminated in accordance with this Agreement ("Initial Term").

     2.2. Renewal Terms. By written notice (a "Renewal Notice") to bebe at least 180 days but not more than 270 days prior to the end of the Initial or any Renewal Terms, LICENSEE may renew this Agreement for an additional three-year term; provided, however, that if LICENSEE shall have failed to make the Minimum Shipments or the Minimum Payments during any Contract Year of the Initial Term or the then current Renewal Term, as applicable, bebe may, by written notice to LICENSEE given within thirty (30) days of receipt of the Renewal Notice, elect to terminate the License as of the end of the Initial Term or then current Renewal Term, as applicable, in which event this Agreement will not be renewed. In addition, if, at the time LICENSEE exercises this Renewal Option, LICENSEE has not make the Minimum Shipments and/or Minimum Payments for the then current Contract Year, and thereafter does not make the Minimum Shipments or Minimum Payments by the end of such Contract Year, unless previously waived in writing by bebe, bebe shall have the right to terminate the License notwithstanding exercise at any time prior to 60 days following the end of such Contract Year. Licensee expressly waives any rights it may have under state, federal, or other law to be compensated in any way, including for goodwill, if this Agreement terminates either at the end of the Initial Term or the Renewal Terms.

     2.3. Nonexclusive License. If LICENSEE does not exercise the Renewal Option or if the Renewal Option lapses or if the Agreement otherwise will expire at the end of the Term, then during the three months prior to the expiration of this Agreement, bebe may directly or through a new licensee begin designing, manufacturing, promoting, distributing and taking orders for Licensed Products for the Eyewear retailing seasons that will occur after the expiration or termination of the Term.

3.   Manufacturing.

     3.1. Acknowledgment of Standards and Goodwill. LICENSEE acknowledges that bebe has made a substantial investment in developing and manufacturing high quality, well-designed products incorporating the Licensed Rights and developing and fostering an image and reputation of high quality, design, prestige and integrity associated with the Licensed Rights, and that the consuming public and industry now associate the Licensed Rights with products of consistently high quality and design. LICENSEE further acknowledges that the terms and conditions of this Agreement are reasonable and necessary to assure that all Licensed Products sold under this Agreement consistently conform to these high quality and design standards.

     3.2. Manufacturing Standards. LICENSEE shall manufacture all of the Licensed Products in accordance with the high quality and design standards prescribed by bebe. LICENSEE agrees that the standards, features and quality bebe shall prescribe and LICENSEE shall follow and apply to the Licensed Products shall be commensurate with the standards, features and quality for other designer eyewear offered for sale with retail price points ranging between $65 and $75 for sunglasses and between $90 and $140 for opticals. In this regard, LICENSEE shall exercise its best efforts to cooperate with bebe at all times in the coordination of Licensed Products manufactured by LICENSEE so that they are consistent with the style, image, design and quality of other products sold under the Licensed Rights. If any Licensed Products manufactured by LICENSEE fail to conform to such standards, then bebe, in its sole discretion, may prohibit LICENSEE from using any Licensed Rights in connection with such non-conforming Licensed Products. Upon notice to LICENSEE, LICENSEE shall immediately discontinue any and all manufacturing, advertising, promotion, offerings for sale, sales, shipment and distribution of such non-conforming Licensed Products. LICENSEE shall not sell any damaged, imperfect, substandard quality or defective goods under the Marks.

     3.3. Licensee Product Development Calendar. Within thirty (30) days after the date of this Agreement, and thereafter no later than the first day of each Contract Year, LICENSEE shall submit to bebe a Licensee Product Development Calendar containing the information required by Exhibit "C" hereto.

     3.4. Licensee Product Development Team. LICENSEE shall establish a product development and management team who shall be responsible for the day-to-day product development, design efforts, sales and service efforts and operations of the Licensed Products business (the "Licensed Products Team"). Licensee shall appoint one manager level employee who will be the primary contact for bebe regarding the Licensed Products business. The Licensed Products Team shall work closely with bebe to create the Licensed Products.

     3.5. Preproduction Samples. As early as possible, and in any event two months prior to the introduction of each Licensed Product, LICENSEE shall furnish to bebe, at no expense to bebe, one preproduction sample of each Licensed Product that LICENSEE intends to manufacture or have manufactured under the Licensed Rights, together with a completed Licensed Product Approval Form and Material and/or Color Approval Form and completed line sheets for each season in the forms required by Exhibit "D" hereto. bebe shall have the right to exercise quality control and line content over the Licensed Products manufactured for and sold by LICENSEE by making any changes or corrections in such samples as may be required, in bebe's sole determination, to maintain the high quality and design standards prescribed by bebe, and LICENSEE shall make and incorporate such changes or corrections at LICENSEE's sole cost and expense. LICENSEE shall not make any changes to any sample after approval by bebe without resubmitting the sample for approval.

     3.6. Production Samples. As soon as possible after completion of the first production run of a Licensed Product (and in any event less than two weeks after completion of such production run), LICENSEE shall furnish to bebe, at no expense to bebe, two production samples of the complete line taken from the first production run of such Licensed Product. bebe shall have the absolute right, in its sole discretion, to approve or disapprove of such production samples based on unsatisfactory conformity to the preproduction sample. bebe is aware that subtle variations in color and materials are not unusual between preproduction samples and production samples. LICENSEE shall not make any changes to any sample after approval by bebe without resubmitting the sample for approval pursuant to Section 3.5. If bebe rejects any sample, LICENSEE shall discontinue the production of the Licensed Product and shall coordinate with bebe, at LICENSEE's expense, to make changes and corrections to conform the Licensed Product to the high quality and design standards prescribed by bebe and shall resubmit a sample for approval pursuant to Section 3.5. In addition, to ensure consistent quality of production runs, LICENSEE shall furnish to bebe, at no expense to bebe, two additional production samples of Licensed Products in any given season as bebe may, from time to time, request for the purpose of comparison with earlier samples. If bebe requires more than two such additional samples in any given season, LICENSEE shall provide such excess additional samples to bebe at eighty-five percent (85%) of the published FRAMES Price Book.

4.   Duties of LICENSEE.

     4.1. Best Efforts. LICENSEE shall exercise commercially reasonable efforts to market, promote and sell the Licensed Products within the Territory and to fill completely the demand for the Licensed Products within the Territory. Without limitation, LICENSEE shall have preproduction samples of the Licensed Products for its initial season ready to show bebe by the dates set forth in its Licensee Product Development Calendar, shall begin taking orders from customers for all items included in the Licensed Products by the Marketing Date and shall have all items included in the Licensed Products ready to ship to customers in substantial quantities by the Shipping Date. Thereafter, LICENSEE shall adhere to the schedule set forth in its Licensee Product Development Calendar for the applicable Contract Year.

     4.2. Customers of LICENSEE. In order to protect and foster the value, image and reputation of the Licensed Products and Licensed Rights, LICENSEE shall only sell the Licensed Products outright and only to retail outlets in the Territory whose location, merchandising and overall operations are, in the good faith belief of LICENSEE, consistent with the high quality of the Licensed Products and the reputation, prestige and image of the Marks (collectively, the "Authorized Retailers"). LICENSEE shall submit a current list of LICENSEE's customers with each Licensee Product Development Calendar. If bebe believes that any retail outlet does not meet the standards required by this paragraph or such retail outlet does not sell Eyewear of comparable or better quality than the Licensed Products, bebe may, by written notice to LICENSEE, request that LICENSEE cease selling Licensed Products to such retail outlet (and such retail outlet shall no longer to deemed to be an "Authorized Reseller"), and LICENSEE shall not sell additional Licensed Products to such retail outlet except pursuant to existing commitments. Notwithstanding the foregoing, LICENSEE may sell Licensed Products to: (i) distributors who have been approved by bebe; and (ii) optical laboratories.

     4.3. Handling of Orders. LICENSEE shall manufacture and ship all confirmed orders for Licensed Products within a reasonable period of time after receipt of the order. LICENSEE shall not withhold acceptance of any reasonable orders or refuse orders for Licensed Products from bebe or from Authorized Retailers with credit approval, without prior notice to bebe.

     4.4. Standard of Performance in Activities. LICENSEE shall at all times act in a manner consistent with high standards of fair trade, fair competition and business ethics.

     4.5. Product Warranty and Service. LICENSEE shall cause a warranty card to accompany each Licensed Product, in substantially the form and containing the representations set forth in Exhibit "R" hereto. LICENSEE, at its sole cost and expense, shall repair or replace damaged Licensed Product at LICENSEE's (or LICENSEE's manufacturer's) warranty center for one (1) year from the date of purchase by the retail consumer. LICENSEE shall, at no cost to bebe, provide additional warranty cards, in an amount equal to five percent (5%) of the number of units of Licensed Product bebe purchases in each Contract Year, for distribution to bebe-owned retail outlets.

     4.6. Returns for Exchange of Licensed Product. Throughout the term of this Agreement and for one (1) month after the date of its termination, LICENSEE shall accept from bebe within six (6) months of the date of purchase returns of Licensed Product in unlimited quantities in exchange, within one (1) month of the return of the item, for equal quantities of different Licensed Product of the same type of item as returned Licensed Product.

     4.7. Close-outs. Before otherwise disposing of its close-out inventory pursuant to the terms of this subsection, LICENSEE shall first offer such close-outs to bebe at the price and on the terms and conditions as it would offer non-Licensed Product to discounters. bebe, in its sole discretion, shall accept or reject said close-outs in such styles and quantities as it shall determine. LICENSEE may thereafter sell the close-out items bebe has rejected but only to Authorized Retailers and the discounters T.J. Max and Marshall's, unless otherwise preapproved by bebe in writing. All close-out sales shall be final.

     4.8. Re-Branding. If LICENSEE has Licensed Product inventory left over after LICENSEE has first offered such Licensed Product to discounters pursuant to Section 4.7, LICENSEE may remove the Marks from such styles of Licensed Products and rebrand the Licensed Product, and thereafter sell or dispose of such re-branded items as LICENSEE chooses.

     4.9. Signs, Packaging, Etc. LICENSEE shall submit to bebe for prior written approval all interior and exterior display signs, hang tags, shopping bags, gift boxes, and similar items using the Licensed Rights Approval Form (Exhibit "K").

     4.10. Inventory. LICENSEE shall maintain a sufficient inventory of the Licensed Products to enable it to promote the Licensed Products and to service the anticipated needs and demands of its customers within the Territory.

     4.11. Facilities and Personnel. LICENSEE, at its own expense, shall maintain facilities and personnel adequate to market, promote, sell and deliver the Licensed Products to its customers within the Territory.

     4.12. Inspections. Upon reasonable prior notice LICENSEE shall permit bebe and its employees, agents or other representatives to visit LICENSEE's facilities during normal business hours, for the purposes of inspecting the Licensed Products, inspecting the facilities and any display of products, inspecting promotional materials and advertising for the Licensed Products and otherwise determining whether LICENSEE is complying with the terms and conditions of this Agreement. LICENSEE shall cooperate fully with bebe's representatives during such visits by rendering such assistance as they may reasonably request.

     4.13. Insurance. Upon execution of this Agreement and throughout the Term, LICENSEE, at its sole cost and expense, shall obtain and maintain in full force and effect a policy of insurance insuring against those risks customarily insured under commercial general liability policies, including without limitation, "product liability" and "completed operations." Such policies of insurance shall have endorsements or coverage with per occurrence limits of Two Million Dollars ($2,000,000) and shall name bebe as an additional insured thereunder. Such insurance policy shall provide that it cannot be canceled, modified or not renewed without 30 days' prior written notice to bebe. The insurance under such policy shall be primary to and non-contributing with any and all other insurance purchased by or for the benefit of bebe. The policy shall provide that the insurer waives its right of subrogation in favor of bebe. Within 30 days of the date of execution of this Agreement, LICENSEE shall furnish to bebe current certificates of insurance issued by the insurer and showing bebe as an additional insured.

     4.14. Compliance With Law. In connection with its Exploitation of the Licensed Rights, LICENSEE shall comply with all applicable non-waivable laws and regulations in the Territory, including labeling and advertising laws, and shall obtain and maintain any and all permits, certificates or licenses necessary for the proper conduct of LICENSEE's duties and obligations under this Agreement.

     4.15. Consultation. LICENSEE agrees to consult with bebe, on a regular basis or whenever bebe, in its sole discretion, deems necessary, regarding all new styles and designs, manufacturing schedules, distribution schedules or any other substantive changes, new developments or other matters which would materially affect the rights, obligations and benefits of either party to this Agreement.

     4.16. Other Requirements. LICENSEE shall comply with all other requirements set forth in this Agreement.

5.   Royalties and License Fees.

     5.1. Royalties and Other Fees. LICENSEE shall pay to bebe, during each Contract Year of this Agreement, a royalty ("Royalty") equal to [***]. For purposes of this Section 5.1, Net Sales shall not include those Licensed Products sold to bebe.

     5.2. Minimum Payment and Quarterly Payments.

          5.2.1. The Minimum Payment for each Contract Year shall be equal to [***].

          5.2.2. In order to ensure that the Minimum Payment is met during each Contract Year, LICENSEE shall pay to bebe each calendar quarter during a Contract Year a "Minimum Quarterly Payment" in the amount of one-fourth of the Minimum Payment for such Contract Year. Where the actual Royalty Payment for a particular quarter is less than the Minimum Quarterly Payment, LICENSEE shall pay to bebe the Minimum Quarterly Payment. Where the actual Royalty Payment for a particular quarter exceeds the Minimum Quarterly Payment, the actual Royalty Payment shall be paid to bebe, and the excess of the actual Royalty Payment over the Minimum Quarterly Payment shall be credited toward the Minimum Quarterly Payment for any remaining months in that Contract Year. Such excess shall not be credited toward the Minimum Quarterly Payment in any subsequent Contract Year. For the first Contract Year, the last twelve months of such Contract Year shall be used to determined the Minimum Quarterly Payments owed for such Contract Year shall be paid over the last twelve months of such Contract Year.

     5.3. Payment.

          5.3.1. The greater of the Royalty for all sales of Licensed Products during the quarter or the Minimum Quarterly Payment shall be due and payable to bebe by LICENSEE by the end of the month following the end of each calendar quarter.

          5.3.2. Concurrent with each such payment, LICENSEE shall provide to bebe a written statement illustrating the calculation of the Royalty, regardless of whether the Royalty is less than the Minimum Quarterly Payment. The statement shall set forth a detailed accounting of the calculation of the Royalty, including, without limitation, the aggregate number of units sold and Net Sales of all Licensed Products during the quarter, broken down by style category and by purchaser, including the identity of each Authorized Retailer. LICENSEE shall report such information requested on a Statement of Royalties (Domestic) Form in the form of Exhibit "H" hereto, as reasonably modified by bebe from time to time.

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
          5.3.3. All payments required under this Agreement shall be in U.S. dollars and immediately available funds and made payable to the order of "bebe stores, inc."

          5.3.4. If LICENSEE fails to pay (by direct deposit for bebe's account, duly delivered check or confirmed wire delivery of funds) any payment due under this Agreement on or before or within 10 days of the due date thereof, then the delinquent amount shall bear interest at a rate of one and one-half percent (1.5%) per month from the due date until paid. If this rate exceeds the maximum rate allowable by law, then interest shall accrue at the maximum rate allowable by law.

          5.3.5. Acceptance by bebe of any payments under this Agreement shall not prevent bebe at any later date (but not more than two years later) from disputing the amount owed or from demanding more information from LICENSEE regarding payments finally due, and such acceptance of any payment by bebe shall not constitute a waiver of any breach of any term or provision of this Agreement by LICENSEE if any such breach shall have occurred.

     5.4. Monthly Sales Report. By no later than 20 days after the end of each of the first two months in each calendar quarter, LICENSEE shall submit to bebe a report that contains all of the information required by bebe's Monthly Sales Report Form in the form of Exhibit "P" hereto, as reasonably modified by bebe from time to time.

     5.5. License Fee. Upon execution of this Agreement, LICENSEE shall pay bebe a non-refundable one-time License Fee of [ * * * ] ("License Fee"). The License Fee shall be an advance against the first Royalties due under this Agreement.

6.   Covenants Regarding Organization and Operation of LICENSEE.

     6.1. Customer Relations. LICENSEE shall maintain good customer relations in accordance with prudent and reasonable business practices.

     6.2. Notice of Proceedings. LICENSEE shall notify bebe in writing within five (5) days of the commencement or threat of any action, suit, proceeding or investigation or the issuance of any order, writ, injunction, award, judgment or decree before or of any court, tribunal, arbitration panel, agency or governmental instrumentality that may adversely affect the Licensed Products.

     6.3. Records. LICENSEE shall maintain in reasonable detail and, where applicable, in accordance with generally accepted accounting principles, consistently applied, records of all Licensed Products manufactured under the Licensed Rights, records of all sales of the Licensed Products, including the identity of all purchasers; records of advertising and promotional campaigns with respect to the Licensed Products; records of all inventory of the Licensed Products; orders, inquiries, complaints, requests for service and other correspondence with respect to the Licensed Products. These records shall be open for inspection, copying, extracting and audit by bebe or its employees, agents or representatives during normal business hours during the Term and for three years following termination or expiration of this Agreement. LICENSEE shall maintain all such records from any Contract Year for three years following the end of such Contract Year.

     6.4. Audits. Notwithstanding any other provision of this Agreement to the contrary, bebe and its employees, agents or representatives shall have the right, at reasonable times and without undue disruption of LICENSEE's normal business, to conduct audits with respect to the books, records, and all other documents and material in the possession or under the control of LICENSEE relating to this Agreement. bebe shall bear the cost of all audits. If any such audit, however, discloses that payments due to bebe under this Agreement within the prior three years exceed the amount of payments actually made to bebe by an amount greater than the greater of $10,000 or five percent (5%) of the payments made, LICENSEE shall immediately pay the reasonable cost of the audit and each unpaid payment discovered in the audit plus interest at the rate of ten percent (10%) per annum calculated from the date such payment was actually due until the date such payment is, in fact, actually made.

     6.5. Exclusivity of bebe Styles. LICENSEE acknowledges that, during the Term, new designs, styles or other items of the Licensed Products may be developed jointly by LICENSEE and others or solely by LICENSEE. LICENSEE further acknowledges that:

          (i) such designs and styles will most likely be based upon the image, style and look bebe has created and will become associated with and not be distinctive of the Marks,

          (ii) significant design input will most likely be received from bebe in creating the Licensed Products,

          (iii) it is often difficult to identify precisely the creator or inventor of such Licensed Products, and

          (iv) in order to maintain the distinctiveness of all products sold under the Marks, it is important that bebe coordinate and control the use of such designs and styles.

          Accordingly, LICENSEE agrees that during the Term of this Agreement and for the three year period after the termination or expiration of this Agreement, it will not Exploit any Eyewear, under its own name or any name other than the Marks, which is identical to a Licensed Product, except to the extent allowed pursuant to Sections 4.8 and 10.9.6 of this Agreement. bebe acknowledges that after such three-year period, LICENSEE may Exploit Eyewear identical to Licensed Products (but without the Marks).

7.   Ownership of the Licensed Rights.

     7.1. Ownership. LICENSEE acknowledges that (i) it has no ownership interest in the Licensed Rights, (ii) nothing contained in this Agreement shall give to LICENSEE any ownership interest in the Licensed Rights, and (iii) LICENSEE's use of the Licensed Rights shall inure only to the benefit of bebe.

     7.2. Consistency of bebe Lines. LICENSEE will cooperate with other bebe licensees in other territories in order to ensure consistency in the bebe lines.

     7.3. Property. LICENSEE shall not use any Licensed Rights except for the purpose of fulfilling its rights and duties under this Agreement or in a manner authorized in writing by bebe.

     7.4. No Use of Name. LICENSEE shall not use any of the Licensed Rights as a trade name, service mark, business name, trade style, fictitious business name, domain or website name or d.b.a. Any unauthorized use shall inure solely to the benefit of bebe, and such unauthorized use by LICENSEE shall not confer on LICENSEE any right, title or interest in the Licensed Rights.

     7.5. Registration. LICENSEE shall not seek or obtain any registration of the Marks (including any colorable imitations, translations or transliterations thereof) in any name or participate directly or indirectly in such registration anywhere in the world without bebe's prior written consent. If LICENSEE has obtained or obtains in the future, in any country, any right, title or interest in the Marks (including any colorable imitations, translations or transliterations thereof) or in any marks which are confusingly similar to the Marks (including any colorable imitations, translations or transliterations thereof) or in any other trademark or service mark owned by bebe, LICENSEE has so acted or will act as an agent and for the benefit of bebe for the limited purpose of obtaining such registrations and assigning them to bebe. LICENSEE shall execute any and all instruments deemed by bebe, or its respective attorneys or representatives, to be necessary to transfer such right, title or interest to bebe. If the laws of the Territory require or permit the registration of any Marks, LICENSEE shall assist bebe in obtaining such registration in a timely and effective manner; provided, however, that the failure to obtain such registrations shall not affect the validity of this Agreement.

     7.6. No Challenge. During the Term, LICENSEE shall not, directly or indirectly, take any action challenging or opposing bebe ownership interest in the Marks.

     7.7. Infringement Suits. bebe and LICENSEE each agree to promptly notify the other if it becomes aware that any Person is Exploiting or has Exploited any of the Marks (or any substantially similar Marks) in connection with Eyewear anywhere in the Territory.

          7.7.1. If such Exploitation occurred or is occurring in the United States, bebe shall determine, after consultation with LICENSEE, whether or not such Exploitation infringes or has infringed upon the rights of bebe with respect to the Marks and shall inform LICENSEE of its determination. If bebe reasonably determines in good faith that such Exploitation infringes or has infringed the rights of bebe in connection with Eyewear and that such infringement has or would have a materially adverse affect on LICENSEE's Exploitation of the Licensed Rights, including Net Sales therefrom, bebe shall take commercially reasonable actions to stop the infringement, which actions may include instituting legal action. LICENSEE shall cooperate with and assist bebe to the extent reasonably necessary to protect the Licensed Rights in connection with Eyewear, including, without limitation, being joined as a necessary or desirable party to any legal proceeding.

          7.7.2. LICENSEE shall have no claim against bebe for damages if bebe determines, in its sole discretion, that it is not in the best interest of bebe and LICENSEE to initiate any legal proceedings on account of any such infringement, claim or action, or if bebe settles or resolves any such proceedings which may be initiated.

     7.8. Quitclaim of Rights. LICENSEE hereby quitclaims to bebe any right, title or interest it has or may acquire with respect to the Licensed Rights, including without limitation any right, title or interest it may acquire through the unauthorized use of the Licensed Rights as a trade name, service mark, business name, trade style, fictitious business name or d.b.a.

     7.9. Copyrights. If LICENSEE, alone or with others, develops any written material specifically for and pertaining to the marketing and promotion of the Licensed Products or bebe which contains the Marks and may be copyrighted, it shall assign all right to obtain such copyrights to bebe. Such material shall be deemed "made for hire" under U.S. law, thereby vesting ownership in bebe. The foregoing shall not include written materials which may contain trademarks of other Persons or LICENSEE (for example, materials which describe all of LICENSEE's lines of Eyewear).

     7.10. Confidential Information. Before or during the Term, LICENSEE and bebe may or will be made aware of each party's Confidential Information relating to the Licensed Products, the Licensed Rights, the license and arrangement created under this Agreement, Authorized Retailers, present or anticipated products, processes, know-how, customers, sales, business affairs, contractual arrangements, identities of employees, agents or representatives or similar information. Information shall be considered Confidential Information by both LICENSEE and bebe if each party so informs the other or LICENSEE or bebe knew or reasonably should have known that the information was confidential. LICENSEE and bebe shall not consider information as confidential if the information is in the public domain or if LICENSEE or bebe can demonstrate that the information was acquired from another source without the source, LICENSEE or bebe breaching a confidentiality agreement or other confidentiality obligation. During and after the Term, LICENSEE and bebe shall maintain in strict confidence and shall not disclose, except to either party's employees, agents or representatives who must have access to it in order to exercise its rights and license under this Agreement or as expressly permitted by any written agreement between LICENSEE and bebe, any Confidential Information of either party. LICENSEE and bebe shall take every reasonable precaution to protect the confidentiality of each party's Confidential Information, consistent with the higher of the standard of care that LICENSEE and bebe exercise with respect to their own confidential information or the standard of care that an ordinarily prudent business would exercise to protect its own confidential information.

     bebe and LICENSEE each acknowledge that: (1) the other is a "reporting company" under the Securities Exchange Act of 1934, as amended; (2) as a "reporting company," the other has certain public disclosure obligations with respect to its business and operations, which may include disclosure of this Agreement and its terms and conditions (including filing a copy of this Agreement with the Securities and Exchange Commission); and (3) the making of such public disclosures and filings shall not be considered a breach of this confidentiality obligation under this Section 7.10; provided, however, that there shall be no disclosure of the royalty rate, the Minimum Payment or the Minimum Net Sales unless required by the Securities and Exchange Commission (and each party shall use commercially reasonable efforts to avoid making these disclosures, including making a request for confidential treatment) or appropriate legal process.

     7.11. Disclaimer of Validity. Except for those set forth herein, bebe makes no representation or warranty as to the validity or enforceability of the Licensed Rights as to Eyewear nor as to whether any Licensed Right infringes upon or interferes with any property rights of other Persons. bebe is not certain if it will be successful in obtaining or maintaining registration of the Marks in the Territory. If it is determined at any time that bebe does not have the right to use the Licensed Rights, or any portion thereof, within a certain country within the Territory, LICENSEE shall immediately refrain from using the Licensed Rights and selling the Products in such country and shall have no claims against bebe for damages caused by such cessation or termination or otherwise caused.

     7.12. Survival. Notwithstanding anything in this Agreement to the contrary, this Section 7 shall survive termination of this Agreement.

     7.13. Year 2000 Compliance. LICENSEE represents, warrants and undertakes to bebe as follows: That it will continue to record, store, process, calculate and present calendar dates falling on or after (and if applicable, spans of time including) January 1, 2000 in the same manner, and with the same functionality as it has in years prior to 2000.

8.   Use and Display of the Marks.

     8.1. Use of Marks. The presentation and image of the Marks shall be uniform and consistent in all material respects to all Licensed Products bearing the Marks. All Licensed Products, packaging, business advertising and promotional material used in connection with the Licensed Products shall be of the standard and quality and of such style, appearance and distinctiveness as to protect and enhance the prestige, image, reputation and goodwill of bebe and the Licensed Rights. Accordingly, LICENSEE shall use the Marks (i) solely for the purpose of identifying the Licensed Products and identifying LICENSEE as an authorized licensee of bebe and (ii) solely in the manner that bebe, in its sole discretion, shall specify from time to time and in compliance with all applicable laws.

     8.2. Notice of Ownership of Marks and Copyrights. All Licensed Products distributed or sold by LICENSEE and all advertising and promotional materials shall state that the Marks are owned by bebe. LICENSEE shall use the following form of such notice for all Licensed Products, which bebe may change from time to time, in its sole discretion:

                              (C) bebe stores, inc.
                              All Rights Reserved.
                           bebe and __________________
                   are trademarks of bebe stores, inc., U.S.A.

     A. LICENSEE shall use the following form of such notice for all advertising and promotional materials, which bebe may change from time to time, in its sole discretion:

                              All Rights Reserved.
                             (C) bebe stores, inc.,
                            California, U.S.A., 19__.

     8.3. Legal Notices. LICENSEE shall use the proper trademark and copyright notices in connection with the Licensed Rights and any associated copyrightable works, which notices bebe shall, from time to time, in its sole discretion, specify.

     8.4. Forms of Identification. LICENSEE shall use, in connection with the Licensed Products, only forms of identification which are provided by or approved in writing by bebe, including without limitation, tags, signs, banners, stationery, other forms and business cards. In connection with obtaining required approvals, LICENSEE shall inform bebe of the countries in which labels or other forms of identification are being manufactured. All requests for approvals shall be submitted on a Licensed Rights Approval Form in the form of Exhibit "K" hereto.

     8.5. Use of Other Trademarks, Service Marks and Names. LICENSEE shall submit to bebe for its prior written approval any trademark, service mark or name that it plans to use in connection with the marketing and promotion of the Licensed Rights, and bebe shall have the right, in its sole discretion, to refuse to permit the use of any such marks or names.

9.   Advertising.

     9.1. bebe Advertising. bebe may as it deems appropriate advertise and promote the Licensed Products both within and outside the Territory; however, bebe undertakes no obligation to ensure that LICENSEE benefits directly from any promotion or placement of any advertising by bebe. bebe will pay for all costs of advertising and promotion that bebe does for the Licensed Products (except that bebe will not reimburse LICENSEE for any expenses it incurs in connection with any such advertising or promotion and shall not pay for LICENSEE's participation in trade shows).

     9.2. Contract Year Plan. LICENSEE shall prepare an annual operating plan setting forth the information described below (hereinafter referred to as the "Annual Operating Plan") and present to bebe for review, feedback and approval by no later than 30 days following the date of the Agreement, and thereafter by no later than six (6) months prior to the commencement of each Contract Year during the Term. The Annual Operating Plan shall set forth in reasonable detail LICENSEE's plans for conducting the Licensed Products business during the next Contract Year and during the next three Contract Years, with particular emphasis on the marketing, promotion and sales of the Licensed Products. The Plan shall include, without limitation, (a) sales volume projections by price point range in units and dollars; (b) price marketing strategies, including wholesale and suggested retail pricing by price point and market; (c) assessment of customer base and customers; (d) distribution, including door roll-out and breakdown by chain, channel, store and geographic area; (e) advertising and media plans and budget, including breakdown by geographic area; (f) packaging, point of sale and trade exhibitions; and (g) the results of market research relating to the Licensed Products and similar products, and market trends, and a detailed sales forecast by category, product group and market for the Licensed Products, it being understood, however, that bebe is not empowered to fix or regulate the prices at which the Licensed Products are to be sold.

     9.3. LICENSEE Participation in Trade Shows. LICENSEE, at its expense, shall promote Licensed Products in appropriate trade shows as reasonably requested by bebe from time to time. LICENSEE shall not promote Licensed Products in any trade shows for retail seasons that will occur after the expiration of the Term.

     9.4. Prior Approval. LICENSEE shall submit to bebe, for its prior approval, samples of all advertising and other promotional plans and materials that LICENSEE desires to use to promote the Licensed Products that have not been prepared or previously approved by bebe, including without limitation, press releases and interviews for publication in any media. All requests for approval shall be submitted on an Advertising Expenditure Form in the form of Exhibit "L" hereto, as modified by bebe from time to time.

     9.5. Website. Licensee shall not include bebe or the Licensed Products in any website or other electronic media without bebe's prior written approval of the content and design of such inclusion in accordance with Section 9.4.

     9.6. Minimum Advertising Expenditures. During the first Contract Year, LICENSEE shall spend on advertising, public relations for the Licensed Products and brand name promotion [***]. For the second Contract Year, the LICENSEE shall spend on advertising, public relations for the bebe Marks and brand name promotion [***] During each subsequent Contract Year, LICENSEE shall spend on advertising, public relations for the bebe Marks and brand name promotion [***]. During each Contract Year, [***] of the amounts spent on advertising, public relations for the Marks and brand name promotion shall be directed to the trade/optical market and the balance shall be directed to the consumer market. For purposes of this provision, costs associated with furnishing and operating a showroom, store window displays, product packaging, and costs associated with advertising and promoting the Licensed Products at trade shows are not advertising expenditures. Not later than thirty (30) days after the end of each calendar quarter, LICENSEE shall submit a report (using bebe's Advertising Expenditure Form, as modified from time to time, in the form of Exhibit "N") showing LICENSEE's actual advertising expenditures during the preceding calendar quarter, together with advertising tear sheets for such quarter. If LICENSEE's actual advertising expenditures during any Contract Year are less than the Minimum Advertising Expenditure, then LICENSEE shall expend the difference on advertising within the first six months of the next Contract Year in such manner as is directed by bebe.

10.  Termination.

     10.1. bebe Termination for Cause. In the event LICENSEE breaches this Agreement in any material respect, bebe may give written notice of the nature of the breach to LICENSEE and specify a reasonable period of time within which LICENSEE is to cure the breach. As used in the preceding sentence, a "reasonable period of time" for curing a breach shall be not more than five (5) days in the case of a payment default and shall be not more than 45 days for any other breach and shall be determined based upon commercial circumstances existing at the time of the breach and the commercially reasonable time necessary to cure such breach. If such material breach is not cured within the specified period, bebe may terminate this Agreement effective upon written notice to LICENSEE.

     10.2. Grounds for Termination for Cause. Set forth below is a nonexhaustive list of breaches by LICENSEE that would entitle bebe to terminate this Agreement and the rights and licenses granted to LICENSEE if the breaches were not cured during the applicable cure period:

          10.2.1. Failure of LICENSEE to manufacture the Licensed Products in in all material respects accordance with Section 4 of the Agreement, including, without limitation, the failure to provide any samples or obtain any approvals required by Section 3;

          10.2.2. Failure of LICENSEE to use commercially reasonable to market, promote and sell the Licensed Products within the Territory;

          10.2.3. Commission by LICENSEE of a material violation of any applicable laws in the Territory in the manufacture, promotion, marketing, sale or distribution of the Licensed Products where such violation has an adverse affect on bebe or its reputation;

          10.2.4. Failure of LICENSEE to pay any License Fee, Royalty, Minimum Quarterly Payments, Minimum Payments or other payments within 10 days of being due under this Agreement;

          10.2.5. The making by LICENSEE of any warranties or representations on behalf of bebe that have not been specifically authorized in writing by bebe;

          10.2.6. Failure by LICENSEE to obtain approvals for any advertising as required by this Agreement or the failure to make the Minimum Advertising Expenditures;

          10.2.7. Sales in excess of $2,500 by LICENSEE of Licensed Products to Persons other than Authorized Retailers, excluding sales pursuant to existing legally binding commitments to such Persons after bebe has notified LICENSEE that such Person is not an Authorized Retailer;

          10.2.8. Abandonment by LICENSEE of its business or the activities required under this Agreement;

          10.2.9. Failure of LICENSEE to cooperate in any legal proceedings at the reasonable request of bebe.

     10.3. LICENSEE Termination for Cause. In the event bebe breaches this Agreement, LICENSEE may give written notice of the nature of the breach to bebe and specify a reasonable period of time within which bebe is to cure the breach. As used in the preceding sentence, a reasonable period of time for curing a breach shall be not more than 45 days for any other breach and shall be determined based upon commercial circumstances existing at the time of the breach and the commercially reasonable time necessary to cure such breach. If the breach is not cured within the specified period, LICENSEE may terminate this Agreement effective upon written notice to bebe.

     10.4. Failure to Ship Minimums. If, during any Contract Year, LICENSEE fails to make the Minimum Shipments, bebe may terminate this Agreement by giving written notice to LICENSEE no later than ninety (90) days following the end of such Contract Year.

     10.5. Bankruptcy, Insolvency or Dissolution. In the event of insolvency, bankruptcy or dissolution of LICENSEE, bebe shall have the option to terminate immediately this Agreement effective upon written notice to LICENSEE.

     10.6. Substantial Change in Ownership, Management or Control of LICENSEE. If any Person (other than any director or officer of LICENSEE or other Person who is or is controlled by a director or officer of LICENSEE as of the date of this Agreement) acquires more than 50% of the outstanding voting stock of LICENSEE or all or substantially all of LICENSEE's Eyewear business, unless bebe has previously approved such acquisition, bebe may terminate this Agreement by written notice to LICENSEE within 30 days of receiving notice of such acquisition (or proposed acquisition) if either (i) bebe reasonably and in good faith determines that as a result of such acquisition, the financial and operational condition of LICENSEE has been impaired to the extent that LICENSEE (or such Person in the event of an asset sale) would be unable to design, market and promote Licensed Products in a manner comparable to the LICENSEE's manner of designing, marketing and promotion of the Licensed Products at such time, or
(ii) such Person makes or intends to make any material changes in the existing key management personnel of LICENSEE primarily responsible for the design, marketing and promotion of Licensed Products unless, if such changes shall be contemplated, bebe reasonably and in good faith determines that the replacement personnel would have the qualifications and experience reasonably necessary to implement and perform those functions for which they would be responsible sufficient to enable LICENSEE to continue to design, market and promote Licensed Products as contemplated by this Agreement. Notwithstanding the foregoing, bebe shall have the right to terminate this Agreement in the event that any women's apparel company is the intended acquirer of LICENSEE. bebe acknowledges and agrees that it is not the purpose of this right of termination to enable bebe to negotiate any change in the economic terms of this Agreement (for example, an increase in the royalty rate or the payment of a license or transfer fee) as a condition for not terminating this Agreement upon a change of control of LICENSEE.

     10.7. Mutual Right to Termination. Either party may terminate this Agreement by written notice to the other in the event that bebe does not have the right to Exploit the Licensed Rights in connection with Eyewear in the United States and the parties hereto reasonably conclude that the lack of such right would have a material adverse affect on Net Sales.

     10.8. Liability After Termination. Termination of this Agreement for any reason shall not, unless otherwise expressly provided in this Agreement, affect:

          10.8.1. Obligations accrued (including Minimum Quarterly Payments accruing on a daily basis) prior to the effective date of termination; or

          10.8.2. Any obligations which, either expressly or from the context of this Agreement, are intended to survive termination of this Agreement.

     10.9. Effects of Termination. Upon any termination of this Agreement:

          10.9.1. Any indebtedness of LICENSEE to bebe shall become immediately due and payable and bebe may retain as security or apply as payment against any such indebtedness any Licensed Products of LICENSEE in the possession of bebe.

          10.9.2. bebe shall not be liable to LICENSEE, either for compensation or for damages of any kind, whether on account of loss by LICENSEE or any other person, of present or prospective profits on present or prospective sales, investments or goodwill, and LICENSEE hereby waives any rights which may be granted to it by sovereign entities or any political subdivision in the Territory or otherwise which are not granted to it by this Agreement.

          10.9.3. Following the expiration or termination of this Agreement, LICENSEE shall have the right for six months following such expiration or termination: (a) to manufacture Licensed Products pursuant to binding purchase orders which LICENSEE shall have received prior to such expiration or termination; and (b) to market, sell, promote, advertise and distribute Licensed Products which are: (i) on hand as inventory as of the date of expiration or termination; (ii) are returned, repurchased or otherwise acquired from customers FOLLOWING expiration or termination; or (iii) are in process of being manufactured as of expiration or termination or are manufactured pursuant to binding purchase orders which LICENSEE has received prior to such expiration or termination.

          10.9.4. Within thirty (30) days following expiration or termination, LICENSEE shall furnish to bebe a statement setting forth: (i) its inventory of Licensed Products; (ii) the status of Licensed Products in the process of being manufactured, including the wholesale price thereof; (iii) the number of orders received, accepted and approved; (iv) production and distribution schedules; and
(v) advertising and promotional schedules. bebe shall have the option, for thirty (30) days following receipt of that statement, to purchase all or part of LICENSEE's inventory of Licensed Products not committed to sale to customers for a purchase equal to LICENSEE's actual manufacturing costs for such Licensed Products. bebe shall pay the purchase price within 30 days of receipt of such Licensed Products. LICENSEE may continue to sell such unallocated inventory before bebe notifies LICENSEE of any option exercise.

          10.9.5. LICENSEE shall continue to maintain in confidence any and all Confidential Information, and, within fifteen (15) days after the expiration of the sell-off period contemplated by Section 10.8.3, will return to bebe, at LICENSEE's expense, all exterior and interiors signs and displays bearing the Marks or other Licensed Rights, all packaging, labels, tags, promotional or advertising materials or other materials and documents relating to the Licensed Products, Licensed Rights or any Confidential Information or, at the election of bebe, destroy or otherwise dispose of such material as bebe may direct.

          10.9.6. If LICENSEE has Licensed Product inventory following the six month sell-off period contemplated by Section 10.9.3 which is not purchased by bebe, LICENSEE may remove the Marks from such inventory and rebrand the inventory, and thereafter sell or dispose of such rebranded items as LICENSEE chooses.

11. Indemnification and Limitation on Liability. Each of LICENSEE and bebe shall inform the other party within five (5) days of receiving notice of pending or threatened litigation related to the terms of this Agreement, the Licensed Products or the Marks with respect to Eyewear in the Territory.

     11.1. Indemnification by LICENSEE. LICENSEE shall indemnify, hold bebe and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, harmless, and defend bebe and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, from and against any loss, damage, liability, or expense, including reasonable attorneys' fees and disbursements, whether or not LICENSEE's conduct was tortious and whether or not bebe's conduct contributed to the claim, arising in connection with:

          11.1.1. Any activities of LICENSEE or its employees, agents, representatives or affiliates, under or in connection with this Agreement.

          11.1.2. Any breach by LICENSEE of this Agreement;

          11.1.3. Claims or demands for injury to property or persons, including payments made under any workers' compensation or under any other plan for employees' disability or death benefits, made by any person in connection with the manufacture of Licensed Products or the advertising, promotion, distribution, sale or use of Licensed Products by LICENSEE or by its employees, agents, representatives or affiliates; or

          11.1.4. Claims or demands of any customer of LICENSEE arising out of any sale or use of the Licensed Products.

Notwithstanding the foregoing, such indemnification shall not extend to third party claims or allegations of trademark infringement based solely on LICENSEE's use of the Marks pursuant to and in compliance with the terms of this Agreement.

     11.2. Limitation of bebe's Liability. UNDER NO CIRCUMSTANCES, INCLUDING ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT BY bebe OR ANY OTHER PERSON AND THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY INTENDED TO BENEFIT LICENSEE, SHALL bebe OR ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, REPRESENTATIVES, OR AFFILIATES, HAVE ANY LIABILITY OR OBLIGATION TO ANY CUSTOMER OF LICENSED PRODUCTS, OR TO LICENSEE OR TO ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, REPRESENTATIVES, AUTHORIZED RETAILERS OR AFFILIATES FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES, LOST PROFITS, ANTICIPATED INCOME OR PROFITS, OR OTHER SIMILAR DAMAGES. IN THE EVENT OF ANY BREACH BY bebe OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES SHALL THE LIABILITY OF bebe EXCEED THE TOTAL AMOUNT OF ROYALTY PAYMENTS ACTUALLY PAID BY LICENSEE TO bebe.

     11.3. Indemnification by bebe. bebe shall indemnify, hold LICENSEE and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, harmless, and defend LICENSEE and its officers, directors, shareholders, employees, agents, independent contractors, representatives, and affiliates, from and against. any loss, damage, liability, or expense, including reasonable attorneys' fees and disbursements, arising in connection with (i) any third party claims alleging trademark infringement based on LICENSEE's use of the Marks in the United States pursuant to and in compliance with the terms of this Agreement or (ii) any breach by bebe of this Agreement.

12.  General.

     12.1. Equitable Relief. LICENSEE acknowledges that there will be no adequate remedy at law for its failure to comply with certain terms of this Agreement, including its obligation to cease the manufacture, sale, advertisement, promotion or distribution of the Licensed Products upon termination, its obligations with respect to the Licensed Rights and the obligation to maintain the confidentiality of Confidential Information. Accordingly, if LICENSEE fails to comply with the terms of this Agreement, bebe shall have the right to have any breach of this Agreement remedied by equitable relief by way of a temporary restraining order, preliminary injunction, permanent injunction, and such other alternative relief as may be appropriate without the necessity of bebe posting any bond or proving any damages.

     12.2. Assignments, Successors and Assigns. bebe shall be entitled to assign any or all of its rights or delegate any or all of its duties under this Agreement. Except as otherwise permitted by this Agreement, LICENSEE shall not assign (by operation of law or otherwise) any of its rights or delegate any of its duties under this Agreement without the prior consent of bebe provided, however, that notwithstanding anything to the contrary contained in this

Agreement, LICENSEE shall have the right to: (a) have Licensed Products manufactured by one or more other Persons; and (b) assign all of its rights and duties: (i) to any other entity which either controls or is controlled directly by LICENSEE; provided that such assignment shall not relieve LICENSEE of its obligations under this Agreement; (ii) to a Person which acquires all or substantially all of LICENSEE's Eyewear business; and (iii) by operation of law in connection with the merger of LICENSEE and another Person. The right to assign does not preclude bebe from terminating this Agreement if otherwise permitted by Section 10.6 of this Agreement in the event of a merger or sale of assets.. All representations, warranties, covenants and agreements of the parties shall bind their respective successors and assignees and shall inure to the benefit of their respective successors and permitted assignees.

     12.3. Notices. Any notice, request, demand, or other communication required or permitted under this Agreement, shall be deemed to be properly given by the sender and received by the addressee (i) if personally delivered; (ii) fourteen
(14) days after deposit in the mails if mailed by certified or registered air mail, postage prepaid; (iii) twenty-four (24) hours after being sent by facsimile with confirmation sent as provided in (ii) above; or (iv) seventy-two
(72) hours after being sent by commercial overnight mail, addressed as follows, and in the case of facsimile transmission, to the appropriate facsimile number shown below:


          To bebe:            bebe stores, inc.
                              380 Valley Drive
                              Brisbane California 94005
                              Phone No.: (415) 715-3900, E. 502
                              Facsimile No.: (415) 715-3939
                              Attention: Vice President - Licensing

          To LICENSEE:        Signature Eyewear, Inc.
                              498 North Oak St.
                              Inglewood, California 90302
                              Phone No.: (310) 330-2700
                              Facsimile No.: (310) 330-2770
                              Attention: President or CFO

or to such other address or facsimile number as from time to time may be given in the manner permitted above.

     12.4. Number and Gender; Headings. Each number and gender used in this Agreement shall be deemed to include each other number and gender as the context may require. The headings and captions contained in this Agreement shall not constitute a part thereof and shall not be used in its construction or interpretation.

     12.5. Severability. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to be modified to the minimum extent necessary to cause it to be valid and enforceable and the invalidity or unenforceability of such provision prior to such modification shall not affect the other provisions of this Agreement and all provisions not affected by the invalidity or unenforceability shall remain in full force and effect.

     12.6. Amendment and Modification. This Agreement may be amended or modified only by a writing executed by all parties.

     12.7. Governing Law and Choice of Forum. This Agreement shall be construed and governed in accordance with the internal laws of the State of California. The parties agree that this Agreement is executed and delivered in the State of California. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in the San Francisco County Superior Court or in the U.S. District Court for the Northern District of California, San Francisco County Division, and the parties hereby submit to the exclusive jurisdiction of said courts.

     12.8. Taxes. LICENSEE shall be responsible for collection, remittance and payment of any and all taxes, charges, withholding obligations, levies, assessments or other fees of any kind imposed by any governmental authority with respect to the manufacture, sale, importation or other disposition of the Licensed Products (other than taxes on the income or gross receipts of bebe). LICENSEE shall provide certified proof of payment to bebe within ten (10) days of payment thereof.

     12.9. Entire Agreement. This Agreement covers all contracts and agreements between the parties relating to the subject matter of this Agreement. All other contracts and agreements between the parties which relate thereto are hereby terminated effective as of the effective date of this Agreement.

     12.10. Government Approvals and Remittances. In the event that any approval with respect to this Agreement or any registration thereof will be required, initially or at any time during the Term, in order to give the Agreement legal effect, LICENSEE agrees immediately to take whatever steps may be necessary in this respect; and any charges incurred in connection therewith shall be borne by LICENSEE.

     12.11. Affiliates of LICENSEE. In the event that any affiliate of LICENSEE participates in any respect in the enjoyment of rights or the performance of any duties of LICENSEE hereunder, such affiliate shall be fully obligated under this Agreement to the same extent as LICENSEE.

     12.12. Authority to Make Agreement. Each party warrants and represents that it has the power to enter into this Agreement and perform in accordance with the provisions hereof and that the execution and performance of the Agreement has been duly and validly authorized in accordance with all applicable laws and governing instruments.

     12.13. No Waiver. No waiver of any breach of any of the provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same or any other provision.

     12.14. Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement or any Exhibit thereto, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE REMEDIES OF LICENSEE SHALL BE LIMITED AS PROVIDED IN SECTION 11.2.


     12.15. Definitions. The definitions set forth in Exhibit "A" are incorporated herein and made a part of this Agreement.

     12.16. bebe Approvals. This Agreement requires LICENSEE to obtain bebe's approval at various stages in connection with the design, manufacture, marketing and sale of Licensed Products. bebe acknowledges and agrees that time is of the essence in connection with each of these approvals. In particular, in order for LICENSEE to meet deadlines contemplated by the Product Development Calendars submitted pursuant to Section 3.3 of this Agreement and the goals set forth in the Operating Plans delivered pursuant to Section 9.2 of this Agreement, bebe will need to advise LICENSEE promptly of its approval or disapproval (and provide detailed reasons for any disapproval to permit LICENSEE to make satisfactory modifications). The failure of bebe to act promptly and to cooperate would not only impede LICENSEE'S ability to meet applicable deadlines and goals, but would adversely affect LICENSEE's ability to realize the full benefits of this license.

     In general, bebe acknowledges that generally: (i) in connection with early stage approvals required regarding styles of Licensed Products (such as concepts and hand samples) and marketing and advertising (such marketing concepts), bebe's approval will be needed no later than fifteen days after the initial submission, and (ii) in connection with latter stage approvals regarding styles (such as preproduction and production samples) and advertising, bebe's approval will be needed within several days of the request. In order to meet these timeframes in the early stages, bebe will need to communicate any disapproval prior to the end of the timeframe in order to permit LICENSEE to make appropriate modifications.

     LICENSEE understands that the failure of bebe to approve or disapprove any item within these periods shall not be deemed to constitute bebe's approval.


                                  [END OF PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               "bebe":
                               bebe stores, inc., a California corporation
                               By: /s/ Manny Mashent
                               Name: Manny Mashent
                               Title: President



                               "LICENSEE":
                               Signature Eyewear, Inc. a California corporation
                               By: /s/ Julie Heldman
                               Name: Julie Heldman
                               Title: President
bebe

                                LIST OF EXHIBITS


Exhibit "A"     Glossary
-----------

Exhibit "B"     Foreign Distribution Approval Form
-----------

Exhibit "C"     Licensee Product Development Calendar
-----------

Exhibit "D"     Licensed Product Approval Form
-----------

Exhibit "E"     Materials and/or Color Approval Form
-----------

Exhibit "F"     Customer Profile Sheet
-----------

Exhibit "G"     Minimum Shipments
-----------

Exhibit "H"     Statement of Royalties (Domestic) Form
-----------

Exhibit "I"     Statement of Royalties (Foreign)
-----------

Exhibit "J"     [INTENTIONALLY OMITTED]
-----------

Exhibit "K"     Marks Approval Form
-----------

Exhibit "L"     Advertising Budget Form
-----------

Exhibit "M"     Advertising Approval Form
-----------

Exhibit "N"     Advertising Expenditure Summary Form
-----------

Exhibit "O"     [INTENTIONALLY OMITTED]
-----------

Exhibit "P"     Territory
-----------

Exhibit "Q"     Monthly Sales Report
-----------

Exhibit "R"     Warranty Card
-----------
bebe

                                   EXHIBIT "A"
                                   -----------
                                GLOSSARY OF TERMS

"Allowances and Markdowns" means any written credit given by LICENSEE to its customers after the delivery of Licensed Products sold to any such customer.

"Authorized Retailers" has the meaning ascribed to it in Section 4.2 of this Agreement.

"Bebe Style" has the meaning ascribed to it in Section 6.5. "Confidential Information" has the meaning ascribed to it in Section 7.10.

"Contract Year" means the period beginning at the date of this Agreement through March 31 2001 and thereafter each twelve (12) month period beginning on April 1. Said Contract Year shall define the periods in which LICENSEE shall be obligated to pay to bebe Royalty Payments, Minimum Payments, Minimum Quarterly Payments and other payments, as defined herein.

"Exploit" means design, manufacture, produce, advertise, market, promote, merchandise, publicize, use, sell and/or distribute, and "Exploitation" and "Exploiting" shall have correlative meanings.

"Eyewear" means eyeglass frames, cases, chains and cords, manufactured for use with prescription lenses, including prescription sunglass lenses, and Sunwear.

"Initial Term" has the meaning ascribed to it in Section 2.1.

"License Fee" has the meaning ascribed to it in Section 5.5.

"Licensed Products" means Eyewear containing the Marks.

"Licensed Rights" means the Marks.

"Marketing Date" means March 1, 2000, which is the date by which LICENSEE agrees to start taking orders from customers for all items defined as Licensed Products.

"Marks" means "bebe," provided, however, that the appearance and/or style of the Marks may vary from time to time as specified by bebe in its sole discretion without affecting this Agreement.

"Minimum Payment" has the meaning ascribed to it in Section 5.2.1 of this Agreement.

"Minimum Quarterly Payment" has the meaning ascribed to in Section 5.2.2.

bebe

                                   EXHIBIT "A"
                                   -----------

"Minimum Shipments" means the minimum net sales required of LICENSEE for each Contract Year, as specified in Exhibit "G".

"Net Sales" in any period means the total of the amounts invoiced or billed by LICENSEE for Licensed Products sold in such period, less (i) returns in such period; (ii) sales taxes from the sales of Licensed Products sold in such period; and (3) freight, transportation and insurance costs related to sales of Licensed Products in such period, but only if invoiced separately to LICENSEE's customers. It is acknowledged and agreed that the amounts invoiced or billed by LICENSEE for Licensed Products sold in a period shall not be reduced by amounts credited to customers as advertising allowances, selling expenses, co-op advertising or similar matters.

"Person" means any corporation, partnership, limited liability company, trust, association or other entity, or any individual.

"Property" means the intellectual property rights of bebe relating to the Licensed Products that bebe determines, in its sole discretion, to be desirable or necessary for LICENSEE to exercise the rights and license granted in this Agreement. Such Property shall include, without limitation, certain product styles, designs, samples, patterns, colors, materials, fabrics, titles, trademarks, names, logos, symbols, copyrights, art work, inventions, trade secrets (registerable and unregisterable), patents and pending patent applications.

"Renewal Option" has the meaning ascribed to it in Section 2.2. "Renewal Term" has the meaning ascribed to it in Section 2.2. "Royalty" has the meaning ascribed to it in Section 5.1.

"Royalty Payment" has the meaning ascribed to it in Section 5.2.2.

"Shipping Date" means April 1, 2000, the date by which LICENSEE shall begin shipping Licensed Products.

"Sunwear" means ready-to-wear sunglasses and cases, chains and cords for ready-to-wear sunglasses.

"Term" means the Initial Term together with the Renewal Term(s), if applicable.

"Territory" means solely the geographic area designated specifically on Exhibit "P" attached hereto and incorporated herein by reference, as amended from time to time pursuant to this Agreement.

"Trade Discounts" means all reductions in the wholesale list price of Licensed Products that are customary in the trade and are given by LICENSEE in writing prior to the delivery of specific Licensed Products.

"Transfer" means sell, assign, transfer or license, with or without consideration.

bebe
                                   EXHIBIT "B"
                                   -----------

                       FOREIGN DISTRIBUTION APPROVAL FORM


Form must be submitted complete and sent to:

Bebe                                                            Page ___ of ___
380 Valley Drive                                                Date____________
Brisbane, Ca 94005
Attn: VP-Licensing

Name of Licensee_____________________

Licensed Product_____________________

Country you are interested in distributing in/shipping to: _____________________

                     (PLEASE USE ONE FORM FOR EACH COUNTRY)


Describe the distribution method you plan to use:

You will ship directly to a bebe                      You are proposing to
licensee/distributor only                             assign a distributor


Please continue only if you are assigning a non-bebe distributor to ship throughout the territory. If not, please skip to #6.

Please give us the name of the distributor, the various products/labels they currently distribute as well as the volume they shipped last year for each brand.

Name: _________________________


Brand           Year 1               Year 2               Year 3

                U.S. $               U.S. $               U.S. $
----------------      ---------------      ---------------      ---------------

                U.S. $               U.S. $               U.S. $
----------------      ---------------      ---------------      ---------------

                U.S. $               U.S. $               U.S. $
----------------      ---------------      ---------------      ---------------


If your distributor is planning to distribute full-scale throughout the country, please tell us the amount they are guaranteeing to purchase from you for the next 3 years.

                 Units                                   Dollars
                 -----                                   -------

Year 1                                  U.S. $
      -----------------------------           -----------------------------


Year 2                                  U.S. $
      -----------------------------           -----------------------------


Year 3                                  U.S. $
      -----------------------------           -----------------------------
bebe
                                   EXHIBIT "B"
                                   -----------

                 FOREIGN DISTRIBUTION APPROVAL FORM (CONTINUED)

Have you reviewed the proposed distributor's financials?

3a. Are they acceptable?

Yes      No                        Yes      No




COMMENTS: _________________________________________________________________

The following items must accompany this form if you are seeking to assign a distributor to sell throughout the territory:

o    Brochure of distributor (if available)

o Background information/history (i.e. how long they have been in business, levels of distribution, experience in the marketplace, references, etc.)

o    Pictures of the distributor's showroom (if applicable)

Please list the full address, fax number and a contact name of the proposed distributor.

Address:

Fax number:

Contact name:

Please describe the price at which you will sell the items to the licensee/distributor and who will pay bebe's royalty.


SIGNATURE OF LICENSEE                  SIGNATURE OF LICENSOR - bebe stores, inc.

                                       Approved

                                       Disapproved
bebe

                                   EXHIBIT "C"
                                   -----------

                      LICENSEE PRODUCT DEVELOPMENT CALENDAR


Date:

Form must be submitted complete to the attention of: bebe, 380 Valley Drive, Brisbane, CA 94005, Attn: VP-Licensing

Name of Licensee

Address

Licensed Territory

Licensed Products(s)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Sketch/Boards                  Sketch/Boards                     Sketch/Boards                   Sketch/Boards
------------------------------------------------------------------------------------------------------------------------------------
     1st Samples                    1st Samples                       1st Samples                     1st Samples
------------------------------------------------------------------------------------------------------------------------------------
     PreNail It Sample              PreNail It Sample                 PreNail It Sample               PreNail It Sample
------------------------------------------------------------------------------------------------------------------------------------
     Start Ship                     Start Ship                        Start Ship                      Start Ship
------------------------------------------------------------------------------------------------------------------------------------
     End Ship                       End Ship                          End Ship                        End Ship


SIGNATURE OF LICENSEE ___________________  SIGNATURE OF bebe ___________________
bebe

                                   EXHIBIT "D"
                                   -----------

                         LICENSED PRODUCT APPROVAL FORM

                            (FOR STYLE APPROVAL ONLY!

          SEE MATERIAL/COLOR APPROVAL FORM FOR MATERIAL/COLOR APPROVAL)



Name of Licensee

Licensed Product(s)

Licensee's Address

Please attach line sheets (which set out wholesale prices) and concept broads/sketches (if applicable)

Season

Start taking orders for this line

End taking orders for this line

Start ship date for this line

End ship date for this line

SIGNATURE OF LICENSEE                  SIGNATURE OF LICENSOR - bebe stores, inc.

                                       Approved

                                       Disapproved


Date returned to licensee _____________________________________________________


A letter detailing any changes, modifications or specific disapproval of styles will accompany this form when it is returned to the licensee bebe

                                   EXHIBIT "E"
                                   -----------

                      MATERIALS AND/OR COLOR APPROVAL FORM

                       (MATERIALS AND COLOR APPROVAL ONLY!

                  SEE LICENSED PRODUCT APPROVAL FORM FOR STYLE)


Name of licensee

Licensed product(s)

Licensee's address

Season

Please attach 1 set of materials


Beside each material please provide the names of the colors of each material along with what style or groups will be of each material.

[_] Approved                                           [_] Disapproved


Comments




  SIGNATURE OF LICENSEE                SIGNATURE OF LICENSOR - bebe stores, inc.





Date returned to licensee
bebe

                                   EXHIBIT "F"
                                   -----------

                             CUSTOMER PROFILE SHEET

Date

Corporate name                              DBA Name

Owners name                                 Buyer's Name

Address                                     State

City                                        Zip

Phone                                       Fax

Type of store                               Specialty department      Other

Year business established                   Present location since

Are you currently doing business with bebe?   Yes [_]         No [_]

If answer to No. 3 is yes, which bebe division?

Key manufacturers you are currently doing business with (including bebe licensees):

A.___________________   B.___________________   C.___________________


D.___________________   E.___________________   F.___________________



Please check the merchandise you currently carry in your store:

Men's Products [_]        Women's Products [_]               Optics [_]

Shoes [_]                 Timekeeping Devices [_]            Other [_]

Number of stores you operate:________________     List the store locations below
                                                  (attach sheet if necessary)



A.___________________   B.___________________   C.___________________


D.___________________   E.___________________   F.___________________


[_] bebe Approved                                [_] Disapproved

Form must be submitted complete to the attention of: bebe, 380 Valley Drive, Brisbane, CA 94005, Attn: VP-Licensing

PLEASE SUBMIT INTERIOR AND EXTERIOR STORE PICTURES WITH EACH CUSTOMER PROFILE SHEET bebe

                                   EXHIBIT "G"
                                   -----------

                                MINIMUM SHIPMENTS

   **Excludes sales to bebe stores. Refers to sales in the United States only.

Initial Term:
----------  ---------------------  ---------------------  ---------------------
   YEAR       MINIMUM NET SALES      MINIMUM NET SALES      MINIMUM ROYALTIES
                (SUNGLASSES)             (OPTICAL)
----------  ---------------------  ---------------------  ---------------------
  Year 1
----------  ---------------------  ---------------------  ---------------------
  Year 2
----------  ---------------------  ---------------------  ---------------------
  Year 3
----------  ---------------------  ---------------------  ---------------------
  Year 4
----------  ---------------------  ---------------------  ---------------------



Renewal Term (if applicable)
----------  ---------------------  ---------------------  ---------------------
   YEAR       MINIMUM NET SALES      MINIMUM NET SALES      MINIMUM ROYALTIES
                (SUNGLASSES)             (OPTICAL)
----------  ---------------------  ---------------------  ---------------------
  Year 5
----------  ---------------------  ---------------------  ---------------------
  Year 6
----------  ---------------------  ---------------------  ---------------------
  Year 7
----------  ---------------------  ---------------------  ---------------------



Renewal Term (if applicable)
----------  ---------------------  ---------------------  ---------------------
    YEAR      MINIMUM NET SALES      MINIMUM NET SALES      MINIMUM ROYALTIES
                (SUNGLASSES)             (OPTICAL)
----------  ---------------------  ---------------------  ---------------------
  Year 8*
----------  ---------------------  ---------------------  ---------------------
  Year 9*
----------  ---------------------  ---------------------  ---------------------
  Year 10*
----------  ---------------------  ---------------------  ---------------------


*** All minimum shipments figures redacted.

bebe
                                   EXHIBIT "H"
                                   -----------

                        STATEMENT OF ROYALTIES (DOMESTIC)

PLEASE MAKE CHECKS PAYABLE TO: BEBE STORES, INC. Send statement to: bebe, 380 Valley Drive, Brisbane, CA, 94005, Attn: VP-Licensing

Statement of royalties (domestic) for ______________ to ______________, 19____

Licensee's name _____________________ Licensed Product(s) ____________________

Royalty % ______________

Licensee's address __________________ Territory ______________________________

-----------------------------------------------------------------------------------------------------------------------------------
ITEM/       NUMBER     NUMBER OF   NUMBER     UNIT        GROSS   LESS        LESS        LESS        LESS      NET SALES   ROYALTY
STYLE NO.   OF UNITS   CLOSE-OUT   OF UNITS   WHOLESALE   SALES   ALLOWANCE   MARKDOWNS   TRADE       RETURNS   DOLLARS     AMT.
            SOLD       SOLD        RETURNED   PRICE                                       DISCOUNTS                         DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

I certify that the above is accurate.


By: _____________________________           ____________________________________
    Signature                               Name

_________________________________           ____________________________________
Date                                        Title
bebe
                                   EXHIBIT "I"
                                   -----------

                        STATEMENT OF ROYALTIES (FOREIGN)

PLEASE MAKE CHECKS PAYABLE TO: BEBE STORES, INC. Send statement to: bebe, 380 Valley Drive, Brisbane, CA, 94005, Attn: VP-Licensing

Statement of royalties (foreign) for _______________ to ______________, 19______

Licensee's name _____________________ Licensed Product(s) ______________________

Royalty % ______________

Licensee's address __________________ Territory ________________________________

Conversion rate: _____ to _____ U.S. dollars.   Date of conversion rate: _______

------------------------------------------------------------------------------------------
ITEM/       NO.        NO. OF      NO. OF     LISTED      GROSS   **LESS      LESS
STYLE       OF         CLOSE-      UNITS      WHOLESALE   SALES   ALLOWANCES  PAYMENT
NO.         UNITS      OUTS        RETURNED   PRICE                           TERM
            SOLD*      SOLD                                                   DISCOUNT
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
**LESS      CLOSE-     **LESS      NET SALES  NET         GROSS       TAXES
TRADE       OUT        RETURNS     LOCAL      SALES       U.S.        PAID
DISCOUNT    DISCOUNT               CURRENCY   U.S.        DOLLARS     U.S.
                                              DOLLARS                 DOLLARS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*  Units sold include close-outs.
** Please see the license agreement for amount of permissible deductions.

I certify that the above is accurate.

By: _____________________________           ____________________________________
    Signature                               Name

_________________________________           ____________________________________
Date                                        Title

                                   EXHIBIT "J"
                                   -----------


                             [INTENTIONALLY OMITTED]
bebe
                                   EXHIBIT "K"

================================================================================
                               MARKS APPROVAL FORM
================================================================================

                                     ALL USES OF BEBE TRADEMARKS THAT ARE NOT
                                     ADVERTISING, E.G. TRIM, LABELS, STATIONERY,
                                     PACKAGING, DISPLAYS, ETC.


Name of Licensee:_______________________________________________________________

Licensed Products: _____________________________________________________________

Description of Use: ____________________________________________________________

________________________________________________________________________________



[_] Concept Design  [_] Color Indication  [_] Finished Art [_] Production Sample
[_] Final Sample
[_] Approved ___________________________  [_] Disapproved ______________________

Comments/Suggestions: __________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


If submission is a label or a hangtag, name and address of supplier:

________________________________________________________________________________

________________________________________________________________________________



Attach a sample of use in this space or affix to a separate page.

_____________________________________      _____________________________________
Signature of Licensee                      Signature of bebe
bebe
                                   EXHIBIT "L"
                                   -----------

================================================================================
                               ADVERTISING BUDGET
================================================================================

Prepared By ______________________________

Name of Licensee _________________________

Licensed Product _________________________

Territory/Country ________________________   Required Advertising % ____________

Contact Year      ___/__/__ to __/__/_____   Projected Sales ___________________

                                JAN.-MAR.    APR.-JUN.   JULY-SEPT.   OCT.-DEC.   DOLLAR AMT.
                                Q1           Q2          Q3           Q4          TOTAL
-----------------------------   ----------   ---------   ----------   ---------   -----------
CONSUMER ADVERTISING
-----------------------------   ----------   ---------   ----------   ---------   -----------
Magazines (list publications)
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Charities
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Sponsorship
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Special Events
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Billboards
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Promo Items
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
PR Consultant Fees
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Posters & Banners
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Bus Shelters
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Misc.
-----------------------------   ----------   ---------   ----------   ---------   -----------
SUB TOTAL                       $            $           $            $           $

bebe
                                   EXHIBIT "L"
                                   -----------

================================================================================
                         ADVERTISING BUDGET (CONTINUED)
================================================================================



                                JAN.-MAR.    APR.-JUN.   JULY-SEPT.   OCT.-DEC.   DOLLAR AMT.
                                Q1           Q2          Q3           Q4          TOTAL
-----------------------------   ----------   ---------   ----------   ---------   -----------
TRADE ADVERTISING
-----------------------------   ----------   ---------   ----------   ---------   -----------
Trade Shows Adv. (list pubs.)
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
In-store Special Events
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Promo Items
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
PR Consultant Fees
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
Misc.
-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------

-----------------------------   ----------   ---------   ----------   ---------   -----------
SUB TOTAL                       $            $           $            $           $
-----------------------------   ----------   ---------   ----------   ---------   -----------
GROSS TOTAL:                    $            $           $            $           $
-----------------------------   ----------   ---------   ----------   ---------   -----------

bebe
                                   EXHIBIT "M"
                                   -----------

================================================================================
                            ADVERTISING APPROVAL FORM
================================================================================

 (SUBMISSIONS MAY BE APPROVED ONLY IN WRITING AND ONLY IF ALL CHANGES ARE MADE)


Name of Licensee: ______________________________________________________________

Licensed Product(s): ___________________________________________________________


                               Artwork Submission

Please check the media of advertising:

[_] Full Page Ad             [_] Billboard         [_] Other ___________________

Name of Publication: ___________________________________________________________

Country: ________________________________    Issue Date: _______________________

Ad Position (As Detailed As Possible): _________________________________________

[_] Left Hand Page           [_] Right Hand Page            [_] Full Page Spread


------------------------------ FOR BEBE USE ONLY -------------------------------

PLEASE FOLLOW THE APPLICABLE INSTRUCTIONS:

[_] ____________________________________________________________________________

[_] ____________________________________________________________________________

Special Instructions: __________________________________________________________

________________________________________________________________________________


__________________          _____________________          _____________________
Approved                    Approved with Changes          Disapproved


================================================================================

                             PUBLICATION SUBMISSION


Name of Publication: ___________________________________________________________


(A COPY OF THE MAGAZINE OR NEWSPAPER MUST BE INCLUDED)

Frequency (Check One): [_] Daily   [_] Weekly   [_] Monthly   [_] Other_________

Comments/Suggestions: __________________________________________________________

________________________________________________________________________________

__________________                                         _____________________
Approved                                                   Disapproved
bebe
                                   EXHIBIT "N"
                                   -----------

================================================================================
                      ADVERTISING EXPENDITURE SUMMARY FORM
================================================================================

Prepared By ____________________________________________________

Name of Licensee _______________________________________________

Licensed Product _______________________________________________

Territory/Country ______________________________________________

Quarter/Period_____________/__/__ to __/__/__

Contact Year_______________/__/__ to __/__/__

--------------------------------------------------------- ----------------------
TYPE OF ADVERTISING                                       DOLLAR AMOUNT
--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------
CONSUMER ADVERTISING (LIST PUBLICATION)
--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------
TRADE ADVERTISING (LIST PUBLICATION)
--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------
CO-OP ADVERTISING
--------------------------------------------------------- ----------------------
NEWSPAPERS
--------------------------------------------------------- ----------------------
CHARITY
--------------------------------------------------------- ----------------------
SPONSORSHIPS
--------------------------------------------------------- ----------------------
SPECIAL EVENTS
--------------------------------------------------------- ----------------------
BILLBOARDS
--------------------------------------------------------- ----------------------
PROMO ITEMS
--------------------------------------------------------- ----------------------
SHOOT/PRODUCTION FEES
--------------------------------------------------------- ----------------------
PR CONSULTANT FEES
--------------------------------------------------------- ----------------------
TV/CINEMA
--------------------------------------------------------- ----------------------
RADIO
--------------------------------------------------------- ----------------------
POSTERS & BANNERS
--------------------------------------------------------- ----------------------
BUS SHELTERS
--------------------------------------------------------- ----------------------
OTHER
--------------------------------------------------------- ----------------------

--------------------------------------------------------- ----------------------
TOTAL:
--------------------------------------------------------- ----------------------
bebe


                                   EXHIBIT "O"
                                   -----------



                             [INTENTIONALLY OMITTED]
bebe
                                   EXHIBIT "P"
                                   -----------

================================================================================
                                    TERRITORY
================================================================================


The United States, its territories and possessions. Canada, Australia, New Zealand, France, Germany, Belgium, Netherlands, Japan, United Kingdom, Mexico, Argentina, Brazil, Chile, Denmark, Finland, Sweden, Norway, Israel, Portugal, Saudi Arabia, South Africa.

bebe
                                   EXHIBIT "Q"
                                   -----------

================================================================================
                              MONTHLY SALES REPORT
================================================================================


Licensee: ______________________________________________________________________

Product Category:_______________________________________________________________

Territory: _____________________________________________________________________

Date submitted: ________________________________________________________________

Month reported: ________________________________________________________________





* Please fill out a separate form for your sales to bebe stores (on a separate form).


GROSS SALES                                           NET SALES


__________________________                            __________________________




Prepared by: ___________________________________________________________________
bebe
                                   EXHIBIT "R"
                                   -----------

================================================================================
                                  WARRANTY CARD
================================================================================

Signature Eyewear warrants its eyewear against defects of manufacturing or design for a period of one year from date of purchase. Signature Eyewear will replace or repair - free of charge - any eyewear that proves to be defective within 12 months of purchase after receipt and inspection. Proof of purchase is required.

Please send damaged or defective eyewear with original proof of purchase receipt for warranty claims and a check to cover shipping and handling to:


                             SIGNATURE EYEWEAR, INC.

                                498 NORTH OAK ST.

                           INGLEWOOD, CALIFORNIA 90302



For eyewear not under warranty, or if proof of purchase is not available, Signature Eyewear will repair or replace eyewear damaged through accidental breakage or any other use after receipt and inspection for the following price:


                            REPLACEMENT PARTS SERVICE
--------------------------------------------------------------------------------

Frame (front)         $00.00           Temples                          $00.00

--------------------------------------------------------------------------------

Glass Lenses          $00.00           Eyeglass Case                    $00.00

--------------------------------------------------------------------------------

Plastic Lenses        $00.00           Shipping and Handling            $00.00

--------------------------------------------------------------------------------




Please complete this form:


Style purchased ________________________________________________________________


Name ___________________________________    Address ____________________________


City ___________________________________    State ______________________________


Date purchased _________________________    Place Purchased ____________________

                         AMENDMENT TO LICENSE AGREEMENT
                         ------------------------------

     THIS AMENDMENT ("Amendment") is made and entered into effective as of September 23, 1999 between bebe stores, inc., a California corporation ("bebe") and Signature Eyewear, Inc., a California corporation ("LICENSEE").

                                    RECITALS
                                    --------

     1. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23,1999 (the "License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with the design, manufacture, advertisement, promotion, distribution and sale of Licensed Products, as defined in the Agreement.

     2. The parties hereto are presently desirous of amending the License Agreement as follows.

     NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

     A. Section 3 of the License Agreement shall be amended to incorporate the following additional paragraph:

     3.7. bebe Exclusive Licensed Products. If bebe requests a certain Licensed Product to be designed and manufactured for bebe and LICENSEE decides not to sell or distribute such Licensed Product to any Authorized Retailer, such Licensed Product shall be deemed a "bebe Exclusive Product." LICENSEE shall not be obligated to manufacture any bebe Exclusive Product unless bebe places an irrevocable purchase order for this Product. bebe Exclusive Products shall be subject to all of the terms herein and in the License Agreement, including the terms relating to Licensed Products., except: (i) bebe shall not have the right to return bebe Exclusive Products TO LICENSEE under Section 4.6 of the License Agreement or otherwise; (ii) LICENSEE shall not be obligated to maintain any inventory of bebe Exclusive Product; and (iii) Sections 4.1, 4.2 and 4.10 shall not apply with respect to bebe Exclusive Products.

     B. Section 5 of the License Agreement shall be amended to incorporate the following additional paragraph:

     5.6. Sales to bebe and Payment Terms. LICENSEE shall sell Licensed Products to bebe at 64% of LICENSEE's Wholesale Price. Parties agree that "LICENSEE's Wholesale Price" shall be 50% of the Suggested Retail Price for such item. Parties further agree that the aforementioned formula shall apply to bebe Exclusive Product, provided, however, that the Suggested Retail Price for such bebe Exclusive Products shall be mutually determined by the Parties and shall be comparable to similar Licensed Products. Royalties owed to bebe pursuant to

     Section 5.1 of the License Agreement shall not apply to sales to bebe. Invoices on such sales will be due by bebe 30 days after receipt.

     C. Section 4.6 of the License Agreement shall be amended by adding the following sentence at the end of such section:

     Signature shall not be obligated to accept for exchange any Licensed Product that is defective for any reason other than defects in materials or workmanship.

     D. Except as expressly amended in this Amendment, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     E. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his or her own free act and deed with full advice of counsel.

     F. In the event of any conflict or inconsistency between this Amendment and the License Agreement, the provisions in this Amendment shall govern and control.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


          "bebe":

          bebe stores, inc., a California corporation

          By: /s/ Blair W. Lambert

          Name: Blair W. Lambert

          Title: CFO



          "LICENSEE":

          Signature Eyewear, Inc. a California corporation

          By: /s/ Julie Heldman

          Name: Julie Heldman

          Title: President

                       AMENDMENT TWO TO LICENSE AGREEMENT
                       ----------------------------------

     THIS AMENDMENT ("Amendment") is made and entered into effective as of June 4, 2002, by and between bebe stores, inc., a California corporation ("bebe') and Signature Eyewear, Inc. a California corporation ("LICENSEE").

                                    RECITALS
                                    --------

     C. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23, 1999 (the " License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with design, manufacture, advertisement, and promotion, distribution and sale of Licensed Products, as defined in the Agreement.

     D. The parties hereto are presently desirous of amending the License Agreement as follows.

     NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

1. Eyewear as defined in Exhibit A of the Agreement shall be amended to reflect that Sunwear as of June 4, 2002 is no longer a category of Licensed
Products:

     "Eyewear" means eyeglass frames, cases, chains and cords, manufactured for use with prescription lenses, including prescription sunglasses.

2. Section 2.1 of the License Agreement shall be amended to reflect a change to the end date of the Initial Term Year:

     "Initial Term. The term of this Agreement shall commence on the date of this Agreement and shall continue until June 30, 2003 unless sooner terminated in accordance with this Agreement ("Initial Term")."

3. The last sentence of Section 1.1. shall be amended as follows to clarify the intent of the parties:

     "Nothing herein shall entitle LICENSEE to design, advertise, promote or distribute the Licensed Products outside the Territory or to advertise, promote, sell or distribute the Licensed Products or to display the Licensed Marks on the Internet or any website other than bebeeyes.com or signatureeyewear.com."

4. The first sentence of Section 4.2 shall be amended as follows to clarify the intent of the parties:

     "Customers of LICENSEE. In order to protect and foster the value, image and reputation of the Licensed Products and Licensed Rights, LICENSEE shall only sell the Licensed Products outright and only to retail outlets in the Territory that have been informed by LICENSEE that they may not promote, advertise or sell the Licensed Products or display, reproduce or publish the Mark on any website, the Internet or any other electronic media and whose location, merchandising and overall operations are, in the good faith belief of LICENSEE, consistent with the high quality of the Licensed Products and the reputation, prestige and image of the Marks (collectively, the "Authorized Retailers").

5. Section 5.4 of the License Agreement is hereby amended in its entirety as follows:

     "Monthly Sales Report. By no later than 20 days after the end of each month in each calendar quarter, Licensee shall submit to bebe a report that contains all of the information required by bebe's Monthly Sales Report Form as modified by bebe from time to time."

6. Section 9.5 of the License Agreement is hereby replaced with the following provision for clarification:

     "No Internet Advertisement or Sales by LICENSEE. LICENSEE may not display, promote, advertise, distribute, use or sell the Licensed Products or display, reproduce or publish the Mark on any website, the Internet or other electronic media without bebe's prior written approval, which bebe shall grant or withhold at its sole discretion.

     9.5.1. bebe hereby approves the display, promotion, advertisement, publication, reproduction and use by LICENSEE on LICENSEE's own website(s) of the Licensed Products and the Mark.

     9.5.2 bebe acknowledges that as of June 4, 2002, a number of LICENSEE's customers advertise, promote and sell Licensed Products on and through their websites or the Internet without bebe's written approval. bebe acknowledges and agrees that LICENSEE shall immediately contact all current customers in writing (with copies sent to bebe's Licensing Department) and request that customers must cease and desist from such advertising or sale through their website or on the Internet. If such customer refuses to take such action or fails to take such action within a reasonable period following such request, LICENSEE agrees to inform bebe in writing and Licensee agrees not to sell to such customer any additional Licensed Products (other than Licensed Products for which firm orders had been placed by such customer prior to the date of the cease and desist letter) until such time as such customer agrees not to advertise, promote or sell Licensed Products on its website or through the Internet (the "Procedure").

     9.5.3 LICENSEE acknowledges and agrees that it shall investigate all current and future customers that it becomes aware of through bebe or otherwise that are in violation of Section 4.2 of this Amendment. LICENSEE agrees to implement the Procedure as set forth in 9.5.2 for every customer violating Section 4.2.

7. Effective July 1, 2002, Section 9.6 of the Licensing Agreement will be deleted and amended in its entirety as follows:

     "Minimum Advertising Expenditures. LICENSEE shall pay a Minimum Advertising Expenditure for expenses related to advertising which shall be due at the beginning of the Contract Year. The Minimum Advertising Expense shall be {***}. For convenience purposes only, LICENSEE shall make quarterly payments of the Minimum Advertising Expenditure on the first business day of each quarter. If the License Agreement is terminated at any time, any Minimum Advertising Expenditure due for that Contract Year shall be paid to bebe in full within 10 business days of termination.

8. Section 9 of the License Agreement is hereby amended to effect the following provisions, beginning July 1, 2002:

     9.7. Cooperative Advertising. LICENSEE shall be responsible for the development, at LICENSEE'S sole expense, of any cooperative advertising with Approved Customers. LICENSEE shall plan and design cooperative advertising and events in accordance with all guidelines provided by bebe for advertising including, without limitation, acceptable trademark and/or logo usage, and recommendations of layout, models, styling, size and placement of advertising. LICENSEE shall use its best efforts to enforce such guidelines with Approved Customers. LICENSEE shall submit to bebe for written approval any cooperative advertising that does not use images or ads supplied by bebe.

     9.8. Trade Advertising. LICENSEE shall be responsible for the development, at LICENSEE'S sole expense, of any advertising in trade or industry publications. LICENSEE shall plan and design trade advertising in accordance with all guidelines provided by bebe for advertising including, without limitation, acceptable trademark and/or logo usage, and recommendations of layout, models, styling, size and placement of advertising. LICENSEE shall submit to bebe for written approval any trade advertising that does not use images or ads supplied by bebe.

10. Section 10.1 of the License Agreement is hereby amended to add the following as the final sentences in that section.

     bebe shall determine, in its sole discretion, whether to afford LICENSEE an opportunity to cure any breach. bebe's allowance of LICENSEE to cure such breach shall not be deemed an allowance to LICENSEE to cure any additional breaches. Any breach of the same nature in the same contract year will result in bebe automatically terminating this Agreement. The failure of bebe at any time to insist upon strict performance of any of the terms and conditions contained in this Agreement will not be deemed a waiver of its right at any time thereafter to insist upon strict performance.

9. "Contract Year" in the Glossary of Terms (Exhibit "A") shall be amended to incorporate the change in the end date of the Term Year as follows:

     "Contract Year" means each twelve (12) month period beginning on July 1. The third Contract Year shall hereby be deemed to be the period from April 1, 2002 to June 30, 2003. All rights or obligations of the parties during this fifteen-month period shall be increased to reflect the additional quarter. The parties understand and agree that the Minimum Net Optical Sales for the fifteen-month period of the third Contract Year will be increased to {***}, reflecting the additional quarter to such Contract Year. The parties further agree that the Minimum Royalties for the fifteen-month period of the third Contract Year shall be based on {***}."

10. Except as expressly amended in this Amendment Agreement, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed. The License Agreement, and all Amendment Agreements represent the entire understanding and agreement between the parties and supersedes all prior negotiations, representations, amendments or agreements, either written or oral. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his own free act and deed with full advice of counsel.

11. In the event of any conflict or inconsistency between this Amendment and the License Agreement, the provisions in this Amendment shall govern and control.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused the same to be executed by its duly authorized officer on the day and year first set forth above.


"bebe"                                      "LICENSEE"
bebe stores, inc.                           Signature Eyewear, Inc.
a California corporation                    a California corporation



By: /s/ John Kyees                          By: /s/ Michael Prince
    ---------------------------                 ---------------------------
    John Kyees                                  Michael Prince
    Chief Financial Officer                     Chief Financial Officer

                      AMENDMENT THREE TO LICENSE AGREEMENT
                      ------------------------------------

     THIS AMENDMENT ("Amendment") is made and entered into effective as of July 3, 2003, by and between bebe studio, inc., a California corporation ("bebe") and Signature Eyewear, Inc. a California corporation ("LICENSEE").

                                    RECITALS
                                    --------

     E. A. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23,1999, as thereafter amended (the "License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with design, manufacture, advertisement, and promotion, distribution and sale of Licensed Products, as defined in the Agreement.

     F. B. The parties hereto are presently desirous of amending the license Agreement as follows.

     NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

1. Pursuant to Section 2.2 of the License Agreement, bebe hereby acknowledges that LICENSEE has exercised its option to renew this Agreement for an additional three-year term. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall expire, on June 30, 2006 and there shall be no additional Renewal Terms beyond June 30, 2006.

2. Section 5.2.1 of the License Agreement shall be deleted and replaced with the following;

     "The Minimum Payment for each Contract Year shall be equal to [***]."

3. "Contract Year"in the Glossary of Terms (Exhibit "A") shall be deleted and replaced with the following:

     "Contract Year" means each twelve (12) month period beginning on July 1 through June 30. Said Contract Year shall define the periods in which LICENSEE shall be obligated to pay to bebe Royalty Payments, Minimum Payments, Minimum Quarterly Payments and other payments, as defined herein.

4. Minimum Shipments in Exhibit "G" shall be deleted and replaced with the following:

     **Excludes sales to bebe. Refers to sales in the United States only.

     Renewal Term:

            YEAR                 MINIMUM NET SALES         MINIMUM ROVALTIES
                                    (OPTICAL)
     ---------------------------------------------------------------------------
           Year 4

     7/1/03 to 6/30/04
     ---------------------------------------------------------------------------
           Year 5

     7/1/04 to 6/30/05
     ---------------------------------------------------------------------------
           Year 6

     7/1/05 to 6/30/06
     ---------------------------------------------------------------------------


5. Except as expressly amended herein, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed. The License Agreement as amended represents the entire understanding and agreement between the parties and supersedes all prior negotiations, representations, amendments or agreements, either written or oral. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his own free act and deed with full advice of counsel.

6. In the event of any conflict or inconsistency between this Amendment and the License Agreement, the provisions in this Amendment shall govern and control.


*All minimum shipments figures redacted.

     G. IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused the am to be executed by its duly authorized officer on the day and year first set forth above.





"bebe"                                      "LICENSEE"
bebe studio, inc.                           Signature Eyewear, Inc.
a California corporation                    a California corporation



By: /s/ John Kyees                          By: /s/ Michael Prince
    ---------------------------                 ---------------------------
    John Kyees                                  Michael Prince
    Chief Financial Officer                     Chief Financial Officer

                       AMENDMENT FOUR TO LICENSE AGREEMENT
                       -----------------------------------

     THIS AMENDMENT ("Amendment") is made and entered into effective as of April 5, 2005, by and between bebe studio, inc., a California corporation ("bebe") and Signature Eyewear, Inc. a California corporation ("LICENSEE"). RECITALS

     A. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23, 1999, as thereafter amended (the " License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with design, manufacture, advertisement, and promotion, distribution and sale of Licensed Products, as defined in the Agreement.

     B. The parties hereto are presently desirous of amending the License Agreement as follows.

     NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

1. Section 4.2 of the Agreement shall be amended to reflect that prescription sunglasses shall be sold exclusively through independent optical shops only by including the following language to the end of Section 4.2:

     "Notwithstanding anything to the contrary contained herein, with respect to the Licensed Product prescription sunglasses, LICENSEE shall sell them outright and exclusively through independent optical shops in the Territory and not through any other distribution channel."

2. Except as expressly amended herein, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed. The License Agreement as amended represents the entire understanding and agreement between the parties and supersedes all prior negotiations, representations, amendments or agreements, either written or oral. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his own free act and deed with full advice of counsel.

3. In the event of any conflict or inconsistency between this Amendment and the License Agreement, the provisions in this Amendment shall govern and control.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused the same to be executed by its duly authorized officer on the day and year first set forth above.





"bebe"                                      "LICENSEE"
bebe studio, inc.                           Signature Eyewear, Inc.
a California corporation                    a California corporation



By: /s/ Walter Parks                        By: /s/ Michael Prince
    ---------------------------                 ---------------------------
    Walter Parks                                Michael Prince
    Chief Financial Officer                     Chief Financial Officer